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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  July 21, 1997
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                Date of Report (Date of earliest event reported)


                     SANCTUARY WOODS MULTIMEDIA CORPORATION
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             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                    000-21510                        75-2444109
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              (Commission File No.)        (IRS Employer Identification
                                                       Number)

                             1825 South Grant Street
                           San Mateo, California 94402
                                 (415) 286-6000
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                    (Address of Principal Executive Offices)

                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 5. Other Events

         On July 29, 1997, Sanctuary Woods Multimedia Corporation(the "Company") announced in a press release that Charlotte Walker, Chairman, President and Chief Executive Officer had resigned effective as of July 24, 1997. The Company also announced that N. John Campbell resigned from the Board of Directors effective July 21, 1997. Marylyn Rosenblum, formerly Acting Executive Vice President of Education, was appointed acting President and Chief Executive Officer.

         A copy of the press release issued by the Company is filed herewith as
Exhibit 99.1 and is incorporated by reference herein.



Item 7. Financial Statements and Exhibits

         (c)      Exhibits

                  99.1 Press Release dated July 29, 1997.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SANCTUARY WOODS MULTIMEDIA CORPORATION


                              By: /s/ MARYLYN ROSENBLUM
                                 -------------------------
                                      Marylyn Rosenblum, President and
                                      Chief Executive Officer

                              Dated:  July 30, 1997


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                                INDEX TO EXHIBITS



     EXHIBIT
      NUMBER                  DESCRIPTION
      ------                  -----------


       99.1            Press release dated July 29, 1997.